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                                                  EXHIBIT 23.1

          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, as amended, into the Company's previously filed Registration Statement Files No. 33-91974, 33-46971, 333-60613, 333-60607, 333-60609 and 333-74641.

                                       ARTHUR ANDERSEN LLP
                                       /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
July 16, 1999